EXHIBIT 10.2

                                                                  EXECUTION COPY

                      AMENDMENT NO. 3 TO THE SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT

                                                 Dated as of September 27, 2000

         AMENDMENT NO. 3 (this "Amendment") to the Credit Agreement (as defined herein) among Quality Stores, Inc., a Delaware corporation (formerly known as "Central Tractor Farm & Country, Inc.") (the "Borrower"), QSI Holdings, Inc., a Delaware corporation (formerly known as "CT Holding, Inc.") ("Holding"), certain of the banks, financial institutions and other institutional lenders listed on the signature pages hereof, and Fleet National Bank ("Fleet"), as administrative agent (the "Administrative Agent") for the Lender Parties (as defined - in the Credit Agreement).


                             PRELIMINARY STATEMENTS

         (1) The Borrower, Holding, the Initial Lenders, the Initial Issuing Bank, the Swing Line Bank and the Agents have entered into a Second Amended and Restated Credit Agreement dated as of May 7, 1999, as amended by Amendment No. 1 dated as of March 31, 2000 ("Amendment No. 1"), and by Amendment No. 2 and Waiver dated as of September 22, 2000 ("Amendment No. 2") (as so amended, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

         (2) The Borrower has requested that the Lenders agree to modify certain of the provisions of the Credit Agreement in order to facilitate the disposition of inventory of Permitted Closed Stores in accordance with Section 5.02(e)(i)(B) of the Credit Agreement and to maximize the value to be realized from such disposition by various of the Loan Parties.

         (3) The Borrower has further requested that the Lenders agree to modify certain of the provisions of the Credit Agreement in order to permit the issuance of letters of credit by Comerica Bank, a Lender Party, as an Issuing Bank under the Credit Agreement.

         (4) The Lenders have agreed to amend and waive the Credit Agreement as hereinafter set forth.


                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the Effective Date (as hereinafter defined), hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  The definition of "Issuing Bank" is amended in full to read as follows:
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                  "'Issuing Bank' means, as the context may require,  either (a)
                  the Initial Issuing Bank, or (b) Comerica Bank, and each Eligible Assignee to which the Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07."

          (b) Section 1.01 of the Credit Agreement is further amended by adding the following definition thereto:

                  "Permitted Closed Store Inventory" means all Inventory of any Permitted Closed Store that is permitted to be sold in accordance with Section 5.02(e)(i)(B).

          (c) The references in the Credit Agreement to "Issuing Bank" are amended by:

               (i) replacing the word "the" with the word "any" immediately preceding "Issuing Bank" in the following places:

                    o    the  definitions  of  "Appropriate   Lender",   "Lender
                         Party", "Letter of Credit Advance", and "Required Lenders;
                    o the first and third references to "Issuing Bank" in the definition of "Defaulted Amount";
                    o the first and third references to "Issuing Bank" in the definition of "Letter of Credit Commitment";
                    o    the  first  reference  to  "Issuing  Bank"  in  Section
                         2.03(a);
                    o the first reference to "Issuing Bank" in the first, second and fifth sentences of Section 2.03(c);
                    o    Section 2.04(e)(ii)(C), (E) and (G);
                    o    the first reference to "Issuing Bank" in Section 3.02;
                    o    the first and third  references  to  "Issuing  Bank" in
                         Section 6.01;
                    o    Section 7.01;
                    o    Section 7.05(a);
                    o    the first reference to "Issuing Bank" in Section 9.09;

               (ii) replacing the word "the" with the word "such" immediately preceding "Issuing Bank" in the following places:

                    o the second, fourth and fifth references to "Issuing Bank" in the definition of "Defaulted Amount"
                    o the second, fourth and fifth references to "Issuing Bank" in the definition of "Letter of Credit Commitment";
                    o each reference to "Issuing Bank" in Section 2.01(e) after the first such reference;
                    o each reference to "Issuing Bank" in Section 2.03(a) after the first such reference;
                    o each reference to "Issuing Bank" in Section 2.03(c) other than the first reference in the first, second and fifth sentences;
                    o the second reference to "Issuing Bank" in Section 2.08(b)(ii);

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                                       3


                    o each reference to "Issuing Bank" in Section 7.05(b) after the first such reference;
                    o    the second reference to "Issuing Bank" in Section 9.01;
                    o each reference to "Issuing Bank" in Section 9.09 after the first such reference;

               (iii) replacing the word "the" with the word "each" immediately preceding "Issuing Bank" in the following places:

                    o    the definition of "Unused Revolving Credit Commitment";
                    o    the  first  reference  to  "Issuing  Bank"  in  Section
                         2.01(e);
                    o    Section 2.04(e)(i);
                    o the first reference to "Issuing Bank" in Section 2.08(b)(ii);
                    o    the second reference to "Issuing Bank" in Section 3.02;
                    o    the second and fourth  references to "Issuing  Bank" in
                         Section 6.01;
                    o    the  first  reference  to  "Issuing  Bank"  in  Section
                         7.05(b);
                    o    the first reference to "Issuing Bank" in Section 9.01;

               (iv) replacing the word "The" with the word "Each" immediately preceding "Issuing Bank" in the following places:

                    o    Section 2.03(b);

          (d) Section 5.02(a) of the Credit Agreement is amended by inserting at the end thereof the following new clause (vi) as follows:

                 "(vi) Liens in favor of a non-affiliated Person that has been retained to liquidate Permitted Closed Store Inventory, provided that such Person shall have agreed prior to the granting of any such Liens to advance a portion of the anticipated proceeds from such disposition to the Borrower or the relevant Loan Party, and the Administrative Agent, upon the written request of the Borrower or the applicable Loan party, is authorized to subordinate the security interests in such Inventory created under the Loan Documents."

          (e) Schedule I to the Credit Agreement is amended by (a) deleting the figure "$20,000,000" under the heading "Letter of Credit Commitment" in the row listing "Fleet National Bank" under the heading "Name of Initial Lender" and replacing it with "$12,500,000", and (b) by inserting the figure "$7,500,000" under the heading "Letter of Credit Commitment" in the row listing "Comerica Bank" under the heading "Name of Initial Lender".

     SECTION 2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date first above written on the Business Day when, and only when, the following conditions shall have been satisfied (such date being, for purposes hereof, the "Effective Date"):

          (a) The Administrative Agent shall have received counterparts of (i) this Amendment executed by the Borrower, Holding and the Required Lenders or, as to any
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     of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, and (ii) the Consent (together with this Amendment, the "Amendment Documents") dated as of the date hereof (a copy of which is attached hereto), executed by each of the Loan Parties.

          (b) On the Effective Date, and after giving effect to the effectiveness of this Amendment, (i) the representations and warranties contained in each of the Loan Documents (including, without limitation, in Section 3 of this Amendment) shall be correct in all material respects as though made on and as of the Effective Date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Effective Date, in which case as of such specific date) and (ii) no event shall have occurred and be continuing that would constitute a Default.

         The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is further subject to the provisions of Section 9.01 of the Credit Agreement.

     SECTION 3. Representations and Warranties. Each of Holding and the Borrower hereby represents and warrants that the representations and warranties contained in clauses (a), (b), (c), (d) and (e) of Section 6 of Amendment No. 2 are hereby repeated in this Amendment, provided that, each reference to "Amendment
Documents" in such representations and warranties shall be taken to be a reference to the "Amendment Documents" defined in Section 2(a) of this Amendment.

     SECTION 4. Reference to and Effect on the Loan Documents.

          (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under and in respect of the Loan Documents, as amended and otherwise modified by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Administrative Agent (including, without limitation, the
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reasonable fees and expenses of counsel and financial  advisors for the Administrative Agent) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Amendment and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 9.04 of the Credit Agreement.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 8. Waiver of Jury Trial. Each of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    QUALITY STORES, INC. (FORMERLY  KNOWN
                                    AS CENTRAL TRACTOR FARM & COUNTRY,
                                    INC.)


                                    /s/ Denny L. Starr
                                        Title:


                                    QSI HOLDINGS, INC. (FORMERLY KNOWN AS
                                    CT HOLDING, INC.)


                                    /s/ Denny L. Starr
                                        Title:


                                    FLEET NATIONAL BANK, as Administrative Agent and as Lender)


                                    By: /s/
                                        Title: Vice President

                             LENDERS

                             BANK OF AMERICAN. N.A.

                             By: /s/
                                  Title:  Principal

                             ELC CAYMAN LTD. 1999-II

                             By: /s/
                                  Title: S. V. P.

                             MONUMENT CAPITAL LTD., as Assignee
                             By: Allliance Capital Management L.P., as
                                   Investment Manager
                             By: Alliance Capital Management Corporation, as
                                   General Partner

                             By: /s/ Svarker M.M. Johannson
                                  Title: Vice President

                             HELLER FINANCIAL, INCORPORATED

                             By: /s/ Sheila C. Welmer
                                  Title: Vice President

                             KEY CORPORATE CAPITAL

                             By: /s/ Alex Strazzella
                                  Title: Vice President

                             ML OBO IV (CAYMAN) LTD.
                             By: Highland Capital Management, L.P.
                                   as Collateral Manager

                             By: /s/ James Dondero
                                  Title: President

                             THE HUNTINGTON NATIONAL BANK

                             By: /s/ Mark W. DeLoof
                                  Title: Vice President

                             STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

                             By: /s/ James R. Fellows
                                  Title: Senior Vice President

                             STEIN ROE & FARNHAM CLO I LTD.
                             By: Stein Roe & Farnham Incorporated
                                   as Portfolio Manager

                             By: /s/ James R. Fellows
                                 Title: Sr. Vice President and Portfolio Manager

                             BANKERS TRUST COMPANY

                             By: /s/ Scottye D. Lindsey
                                  Title: Vice President

                             KZH WATERSIDE LLC

                             By: /s/ Kimberly Rowe
                                  Title: Authorized Agent

                             GLENEAGLES TRADING LLC

                             By: /s/ Ann E. Morris
                                  Title: Asst. Vice President

                             FIRST UNION NATIONAL BANK

                             By: /s/ Helen F. Wessling
                                  Title: SVP/Director

                             SEQUILS PILGRIM I LTD.
                             By: Pilgrim Investments, Inc. as its
                                   Investment Manager

                             By: /s/ Charles E. LeMieux
                                  Title: Vice President

                             PILGRIM CLO 1999-1 LTD.
                             By: Pilgrim Investments, Inc. as its
                                   Investment Manager


                             By: /s/ Charles E. LeMieux
                                  Title: Vice President

                             U.S. BANK NATIONAL ASSOCIATION

                             By: /s/
                                  Title: Senior Vice President

                             NORTH AMERICAN SENIOR FLOATING RATE FUND
                             By: CypressTree Investment Management Company,
                                   as Portfolio Manager

                             By: /s/ Philip C. Robbins
                                  Title: Principal

                             CYPRESSTREE INSTITUTIONAL FUND, LLC
                             By: CypressTree Investment Management Company,
                                   as Portfolio Manager

                             By: /s/ Philip C. Robbins
                                  Title: Principal

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ J. William Bloore
                                  Title: Vice President

                             FIFTH THIRD BANK

                             By: /s/
                                  Title: Assistant Vice President

                             COMERICA BANK

                             By: /s/
                                 Title: Vice President

                                     CONSENT

         Reference is made to (a) Amendment No. 3 to the Second Amended and Restated Credit Agreement dated as of May 7, 1999 (the "Credit Agreement") among Quality Stores, Inc., a Delaware corporation (formerly known as "Central Tractor Farm & Country, Inc.") (the "Borrower"), QSI Holdings, Inc., a Delaware corporation (formerly known as "CT Holding, Inc.") ("Holding"), the banks, financial institutions and other institutional lenders listed on the signature pages thereof, and Fleet National Bank ("Fleet"), as administrative agent (the "Administrative Agent") for the Lender Parties (as defined in the Credit Agreement) and (b) the other Loan Documents referred to therein. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Consent are used herein as therein defined.

         Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Pledgor under the Pledge Agreement, and/or (c) a Subsidiary Guarantor under the Subsidiary Guaranty, as the case may be, hereby consents to the execution and delivery of the Amendment and the performance of the Amendment and agrees that:

                  (A) each of the Security Agreement, the Pledge Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Effective Date, except that, on and after the Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

                  (B) as of the Effective Date, the Security Agreement and the Pledge Agreement to which it is a party and all of the Collateral of such Person described therein, and the Subsidiary Guaranty and the guaranty provided thereunder, do, and shall continue to, secure the payment of all of the Secured Obligations.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

         Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   QUALITY  STORES, INC. (FORMERLY  KNOWN
                                   AS CENTRAL TRACTOR FARM & COUNTRY,
                                   INC.)


                                   By: /s/ Denny L. Starr
                                       Title:

                                   QSI HOLDINGS, INC. (FORMERLY KNOWN AS
                                   CT HOLDING, INC.)


                                   By: /s/ Denny L. Starr
                                       Title:


                                   COUNTRY GENERAL, INC.


                                   By: /s/ Denny L. Starr
                                       Title:


                                   QUALITY FARM & FLEET, INC.


                                   By: /s/ Denny L. Starr
                                       Title:


                                   QUALITY INVESTMENTS, INC.


                                   By: /s/ Denny L. Starr
                                       Title:

                                   QSI TRANSPORTATION, INC.


                                   By: /s/ Denny L. Starr
                                       Title:


                                   VISION TRANSPORTATION, INC.


                                   By: /s/ Denny L. Starr
                                       Title:


                                   QUALITY STORES SERVICES, INC.


                                   By: /s/ James T. McKitrick
                                       Title: Pres. & COO